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                                                                         EX-24

                      P O W E R    O F    A T T O R N E Y
                      -----------------------------------

We, the undersigned Directors of The Standard Register Company (hereinafter called "Company"), an Ohio corporation, do hereby appoint Paul H. Granzow, Chairman of the Board of Directors of the Company, as our attorney-in-fact to sign on behalf of each of us as Directors of the Company the Annual Report on Form 10-K filed by the Company annually with the Securities and Exchange Commission.

We, the undersigned Directors of the Company, have signed this Power of Attorney on December 15, 1994.


 /S/ R. W. Begley, Jr.                       /S/ P. S. Redding
- -----------------------------------         ----------------------------------
R. W. Begley, Jr.                           P. S. Redding


 /S/ R. R. Burchenal                         /S/ J. J. Schiff, Jr.
- -----------------------------------         ----------------------------------
R. R. Burchenal                             J. J. Schiff, Jr.


 /S/ F. D. Clark, III                        /S/ C. F. Sherman
- -----------------------------------         ----------------------------------
F. D. Clark, III                            C. F. Sherman


 /S/ J. K. Darragh                           /S/ J. Q. Sherman, II
- -----------------------------------         ----------------------------------
J. K. Darragh                               J. Q. Sherman, II


 /S/ M. C. Nushawg
- -----------------------------------
M. C. Nushawg




Signed and acknowledged in the presence of:


 /S/ P. H. Granzow                           /S/ R. A. Kagan
- -----------------------------------         ----------------------------------
P. H. Granzow, Chairman of                  R. A. Kagan, Corporate Secretary
the Board of Directors of                   & In-House Counsel of
The Standard Register Company               The Standard Register Company

                                                  [Corporate Seal]
STATE OF OHIO, MONTGOMERY COUNTY:

The foregoing Directors of The Standard Register Company personally appeared before me, a Notary Public for the State of Ohio, and each of them acknowledged that they did sign this Power of Attorney, and that it is the free act and deed of each said Director.

I have signed and sealed this Power of Attorney at Dayton, Ohio on December 15, 1994.

                                             /S/ Brynne A. Dailey
                                            ----------------------------------
                                            Brynne A. Dailey
                                            Notary Public

                                                       [Notary Seal]

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